Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.23AL

FORTY-SIXTH AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

DISH NETWORK L.L.C.

This FORTY-SIXTH AMENDMENT (this “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and DISH Network L.L.C., a Colorado limited liability company (“Customer”).  Following execution by the parties, this Amendment shall be effective as of January 1, 2015 (the “Effective Date”).  CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (Document #2301656) effective as of January 1, 2010 (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree as follows as of the Effective Date:

In connection with Customer’s migration to CSG’s Advanced Convergent Platform (“ACP”), CSG provides Customer with a ********* *********** which consists of the ****** **** **** more particularly described in the ****** ******* as provided in the Agreement and shall not include any additional CSG Products and Services not identified in the Agreement (“***** *”).  Customer desires to receive, and CSG agrees to provide, the ****** *** ******** ** ***** ********** ** *** **** *** ******** ** ***** *** ********** consistent with Customer’s business priorities.

1.	The parties agree that Customer's use of ***** * is based upon and subject to the following assumptions and conditions:

(a)

Shared third party products and vendor services, including but not limited to ****** **** *********** ********* ************* ********** ***** ******** (“***”), ****** ***** *********** ** ****** ****** ****** ******** (for purposes of this Amendment, “Third Party Vendor Products and Services”), will be handled in ***** * as they were in ***** *.  In addition, Third Party Vendor Products and Services will require ******** ********* ********** ** ************* ** *********** ****, and as ********* ********* in, the ***** *** *******.

(b)

The fees agreed to in this Amendment for ***** ** **** ******** *** ********’* ********** ********** ******* (“***”) ************ (**************) and ***** * production environments are based upon the Products and Services provided by CSG as of the Effective Date of this Amendment.

2.	The parties agree that Customer shall have the ***** ** ***** **** ******** ****, subject to the following conditions:

(a)

Customer shall provide ******* ****** ** *** ****** ** ******** *** ***** *** * ******* ***** **** ** **** **** ************ (**) **** ***** ** *** ***** *** ********** *******.  Customer shall ******* ********* ***** *** *** ********* ******** ****** ****** *** ****** *** *** *** ************ ** **** ** *** ***** * ********** ***********. Upon Customer ********* ****** ** ********* ** **** **********, the parties shall ******** ***** ** * *********

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

******** ******* **** ****** *** ************ (**) **** ***** ** *** ***** *** ********** *******.  “******** ******” means the ********* **** *** ***** ******** ** *** ******* **** ** *** ************ ***** ******** ***** *** ******* **** **** **********.

(b)

CSG reserves the right to ****** *** ******* ***** * ******* *** *********** ****** ******* *** **** ***** ** ********** ****** *** ******** ******.  Depending on the **** ***, CSG may **** ** ***** *** *** ** *** ******* ********** ******* **** ******** *** *** ** ******* ** ********* *** *** ** *** ***** ******* **** ******** ** ******* ** **********. In the event that CSG **** *** ******* *** ******* ** ***** *** *** ** *** ******* **** ******** ** ******* ** **********, CSG and Customer agree ** ****** *** ********** ******* ******** ** ******* **, entitled “**********” of the Agreement, to resolve the matter.

(c)	Customer shall ********* *** ******* ******* ** *** ********** **** **** *** *** ************ ****** *** (*) ***** of the **** ******* ** ***** *** ********** **** ***** ******** **** ***** *.

(d)	Customer shall ********* *** ******* ******* ** ***** *** ********** **** **** *** ***** * ********** *********** ****** ***** (**) **** of the *** ******* ********** ****.

(e)

******** **** *** ******* ** * ******** ****** (each a “******** *******”) in accordance with this Amendment shall *** ** *********** ** ***** * ********** *********** ****** **** *** (**) **** ***** *** ********* ******* ********** **** *** ***** ***.

(f)	The ***** * ********** *********** ***** *** ** **** **** *** (*) ******* ****** *** ***** *** **** ****.

(g)

***************** * ** ***** ********** ****** **** *** ** ********* ****** *** ******** ****** ** ***** * *** *** ************* ********** ****** ******** ****** *** ******** ****** **** ** ******* ** ***** *** **** ** ** *********** **** ***** * ****** ******* **** ***********  ***************** * ** * ********** ****** ***** ** ***** * ****** *** ********** ******** ****** **** ******* **** ******* **** ** ********* ** ** ***** ** ***** ***** *** ************** ** ***** **  ******* ******* **** ****** ********** *** **** *********** ** *** *** ******* ***** *** **** **** **** ** ******* ** ********’* ********** *** ************ ***** ** ******* *** ***** **** ** ********* ** ********** **** *** ****** ******* *** **** *********** ** ***** *.

(h)

******** ****** (“**”) ******* ********** *** ******** ****** **** ** ******** *** ******* ** ** ********** **** *** ********* ***** *** *** ******** **** ** ****** ******* *****.  *** **** **** ********* ** ******** * **** ** ***** ******* *** *** ********** ********* *** ********* *** ******.

(i)

*** *** ******** ***** **** ******** **** ******** *** ******* ********** ****** ******* ****** ***** *** ****** ***** ***** *** ******* ********  ******** *** ******* ****** ** ****** ******* ***** ******* ** ********** *** ***** ****** ** ********.

(j)	The CSG ******** ************** *** ********** ******* *** **** ******* ******** **** ** ********* ****** *** ***** * **************.

(k)

Customer agrees to ******* *** **** ******* ****** ** *** ***************** * ******, as such are defined in the Agreement, ********** ** *** ***** * ********** ******* ***** ** ******* ** **********.  In the event that Customer and CSG agree **** * ***************** * ***** ****** ***** ** ******* ** *** ***** * ********** ***********, CSG agrees *** ** ********* *** **** **** ********** ***** *** ******** * ***** ** ******** ** ******* ** * ******** * ** * *****.  In the event that Customer and CSG ** *** ******** ***** ** ** *** ******** ***** ** ********** ** *** *****, CSG and Customer agree ** ******* *** ****** ** ********* *** ******* ********

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

** ******* **, entitled “**********” in the Agreement. The obligations provided herein shall not be exclusive to any other provisions relating to the parties for ***************** ****** **********.

3.

SCHEDULE *, entitled “*** ******** **** ******** ******************* ******** ****” will only apply to *** ********** ******* ******* ** *** ********** *** ********** **** ********** ** ******** ** *** **** ** ******** ** ******** ********.

4.	CSG and Customer agree to amend SCHEDULE F, FEES, CSG SERVICES, Section I.E.4, entitled “Database Maintenance and Programming Request,” as follows:

Description of Item/Unit of Measure	Frequency	Fee
3) ******** **** ***** * ******** (****** (**) ******* ******** ** ****)	******* **** ****	$*********

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

DISH NETWORK L.L.C.	CSG SYSTEMS, INC.
By: /s/ John W Swieringa	By: /s/ Peter E Kalan
Name: John W. Swieringa	Name: Peter E. Kalan
Title: Senior Vice President and Chief Information Officer	Title: President & CEO
Date: Sept 9, 2014	Date: 9/15/14